Exhibit 99.1

Impinj Reports Fourth Quarter and Full Year 2021 Financial Results

SEATTLE, WA, February 9, 2022– Impinj, Inc. (NASDAQ: PI), a leading provider and pioneer of RAIN RFID solutions, today released its financial results for the fourth quarter and year ended December 31, 2021.

“Our fourth-quarter results capped a strong close to an exceptional year,” said Chris Diorio, Impinj co-founder and CEO. “We delivered record bookings, revenue and adjusted EBITDA while launching key new products, investing in our team, building our 300mm post-processing capacity and accelerating our Impinj M700 endpoint IC ramp.”

Fourth Quarter 2021 Financial Summary

•	Revenue of $52.6 million
•	GAAP gross margin of 55.5%; non-GAAP gross margin of 58.2%
•	GAAP net loss of $20.0 million, or loss of $0.81 per diluted share using 24.6 million shares
•	Adjusted EBITDA of $5.3 million
•	Non-GAAP net income of $4.3 million, or income of $0.16 per diluted share using 26.8 million shares

Full Year 2021 Financial Summary

•	Revenue of $190.3 million
•	GAAP gross margin of 52.0%; non-GAAP gross margin of 54.2%
•	GAAP net loss of $51.3 million, or loss of $2.12 per diluted share using 24.2 million shares
•	Adjusted EBITDA of $9.1 million
•	Non-GAAP net income of $6.4 million, or income of $0.25 per diluted share using 25.9 million shares

A reconciliation between GAAP and non-GAAP information is contained in the tables below. Additionally, descriptions of these non-GAAP financial measures are provided in the “Non-GAAP Financial Measures” sections below.

First Quarter 2022 Financial Outlook

Impinj provides guidance based on current market conditions and expectations; actual results may differ materially. Please refer to the comments below regarding forward-looking statements. The following table presents Impinj’s financial outlook for the first quarter of 2022 (in millions, except per share data):

Three Months Ending
March 31, 2022
Revenue	$50.0 to $52.0
GAAP Net loss	($14.6) to ($13.1)
Adjusted EBITDA income	$0.1 to $1.6
GAAP Weighted-average shares — basic and diluted	24.90 to 25.10
GAAP Net loss per share — basic and diluted	($0.58 ) to ($0.52 )
Non-GAAP net income (loss)	($1.1 ) to $0.4
Non-GAAP Weighted-average shares — basic	24.90 to 25.10
Non-GAAP Weighted-average shares — diluted	24.90 to 27.20
Non-GAAP Net income (loss) per share — basic and diluted	($0.05) to $0.01

A reconciliation between GAAP and non-GAAP is provided in the "Non-GAAP Financial Measures" section below.

Conference Call Information

Impinj will host a conference call today, February 9, 2022 at 5:00 p.m. ET / 2:00 p.m. PT to discuss its fourth-quarter and full-year 2021 results, as well as its outlook for its first quarter 2022. Interested parties may access the call by dialing +1-412-317-5196. A live webcast and replay will also be available on the company’s website at investor.impinj.com. Following the call, a telephonic replay will be available for five business days and may be accessed by dialing +1-412-317-0088 and entering passcode 6917537.

Management’s prepared written remarks, along with quarterly financial data, will be made available on the company’s website at investor.impinj.com along with this release.

Forward-Looking Statements

This release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. These forward-looking statements include statements regarding the market for RAIN RFID, our strategy, prospects, the impact of Covid-19, and financial considerations for the first quarter of 2022 and future periods.

Forward-looking statements are subject to known and unknown risks and uncertainties and are based on potentially inaccurate assumptions that could cause actual results to differ materially from those expected or implied by the forward-looking statements. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance.

The potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the caption "Risk Factors" and elsewhere in our annual report on Form 10-K and quarterly reports on Form 10-Q filed with the U.S. Securities and Exchange Commission. All information provided in this release and in the attachments is as of the date hereof, and we undertake no duty to update this information unless required by law.

About Impinj

Impinj (NASDAQ: PI) helps businesses and people analyze, optimize, and innovate by wirelessly connecting billions of everyday things — such as apparel, automobile parts, luggage, and shipments — to the Internet. The Impinj platform uses RAIN RFID to deliver timely data about these everyday things to business and consumer applications, enabling a boundless Internet of Things. www.impinj.com

Impinj is a registered trademark of Impinj, Inc. All other trademarks are the property of their owners.

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For more information, contact:

Investor Relations

Andy Cobb, CFA

Vice President, Strategic Finance

+1-206-315-4470

ir@impinj.com

Media Relations
Jill West
Vice President, Strategic Communications
+1 206-834-1110
jwest@impinj.com

IMPINJ, INC.

CONDENSED CONSOLIDATED BALANCE SHEETS

(in thousands, except par value, unaudited)

	December 31, 2021 (1)	December 31, 2020
Assets:
Current assets:
Cash and cash equivalents	$123,903	$23,636
Short-term investments	69,443	82,453
Accounts receivable, net	35,449	25,003
Inventory	21,958	36,329
Prepaid expenses and other current assets	5,049	3,943
Total current assets	255,802	171,364
Long-term investments	14,225	—
Property and equipment, net	27,500	16,531
Operating lease right-of-use assets	11,667	13,761
Other non-current assets	2,462	2,079
Goodwill	3,881	3,881
Total assets	$315,537	$207,616
Liabilities and stockholders' equity:
Current liabilities:
Accounts payable	$11,732	$10,144
Accrued compensation and employee related benefits	6,365	5,529
Accrued and other current liabilities	2,481	1,468
Current portion of operating lease liabilities	4,143	3,641
Restructuring liabilities	591	—
Current portion of long-term debt	9,633	—
Current portion of deferred revenue	558	6,811
Total current liabilities	35,503	27,593
Long-term debt, net of current portion	278,661	54,556
Operating lease liabilities, net of current portion	11,934	15,266
Other long-term liabilities	279	805
Deferred revenue, net of current portion	236	277
Total liabilities	326,613	98,497

Stockholders' equity:
Common stock, $0.001 par value	25	23
Additional paid-in capital	351,422	423,759
Accumulated other comprehensive (loss) income	(39)	3
Accumulated deficit	(362,484)	(314,666)
Total stockholders' equity	(11,076)	109,119
Total liabilities and stockholders' equity	$315,537	$207,616

(1) We adopted ASU 2020-06 on January 1, 2021 using modified retrospective transition method and accounted for our convertible notes due 2026, or the 2019 Notes, on a whole-instrument basis. Upon adoption, we no longer had unamortized debt discount related to the equity component of the 2019 Notes. The condensed consolidated financial statements as of March 31, 2021, June 30, 2021, September 30, 2021, and December 31, 2021 are presented under ASU 2020-06, while comparative prior reporting period presented is not adjusted and continue to be reported in accordance with our historical accounting policy.

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

(in thousands, except per share data, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020
Revenue	$52,574	$36,448	$190,283	$138,923
Cost of revenue	23,391	19,034	91,329	73,783
Gross profit	29,183	17,414	98,954	65,140
Operating expenses:
Research and development	17,578	14,971	64,058	48,590
Sales and marketing	9,710	8,086	34,287	28,663
General and administrative	9,125	8,743	36,137	34,958
Restructuring costs	458	—	1,721	—
Total operating expenses	36,871	31,800	136,203	112,211
Loss from operations	(7,688)	(14,386)	(37,249)	(47,071)
Other income, net	4	66	25	650
Induced conversion expense	(11,333)	—	(11,333)	—
Interest expense	(974)	(1,392)	(2,550)	(5,413)
Loss before income taxes	(19,991)	(15,712)	(51,107)	(51,834)
Income tax expense	(23)	(5)	(153)	(89)
Net loss	$(20,014)	$(15,717)	$(51,260)	$(51,923)
Net loss per share — basic and diluted	$(0.81)	$(0.68)	$(2.12)	$(2.28)
Weighted-average shares — basic and diluted	24,581	23,218	24,176	22,819

IMPINJ, INC.

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS

(in thousands, unaudited)

	Year Ended
	December 31,
	2021	2020
Operating activities:
Net loss	$(51,260)	$(51,923)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation	4,602	4,504
Stock-based compensation	40,498	25,675
Accretion of discount or amortization of premium on investments	896	224
Amortization of debt issuance costs and debt discount	568	3,680
Induced conversion expense related to convertible notes	11,333	—
Settlement and related costs	(460)	—
Changes in operating assets and liabilities:
Accounts receivable	(10,446)	(1,268)
Inventory	14,371	(2,176)
Prepaid expenses and other assets	(770)	(3,081)
Deferred revenue	(6,294)	6,324
Accounts payable	2,340	3,491
Accrued compensation and employee related benefits	836	(330)
Operating lease right-of-use assets	2,792	2,740
Operating lease liabilities	(3,528)	(3,380)
Accrued and other liabilities	987	(1,357)
Net cash provided by (used in) operating activities	6,465	(16,877)
Investing activities:
Purchases of investments	(84,412)	(82,735)
Proceeds from maturities of investments	82,000	49,522
Purchases of property and equipment	(16,230)	(3,074)
Net cash used in investing activities	(18,642)	(36,287)
Financing activities:
Principal payments on finance lease obligations	(2)	(257)
Proceeds from exercise of stock options and employee stock purchase plan	17,648	10,159
Proceeds from issuance of 2021 Notes, net of issuance costs	278,422	—
Payment of 2019 Notes	(183,624)	—
Net cash provided by financing activities	112,444	9,902
Net increase (decrease) in cash and cash equivalents	100,267	(43,262)
Cash and cash equivalents
Beginning of period	23,636	66,898
End of period	$123,903	$23,636

Non-GAAP Financial Measures

To supplement our condensed consolidated financial statements prepared and presented in accordance with U.S. generally accepted accounting principles, or GAAP, our key non-GAAP performance measures include adjusted EBITDA and non-GAAP net income (loss), as defined below. We use adjusted EBITDA and non-GAAP net income (loss) as key measures to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operating plans. We believe these measures provide useful information for period-to-period comparisons of our business to allow investors and others to understand and evaluate our operating results in the same manner as our management and board of directors. Our presentation of these non-GAAP financial measures is not meant to be considered in isolation or as a substitute for our financial results prepared in accordance with GAAP, and our non-GAAP measures may be different from similarly termed non-GAAP measures used by other companies.

Adjusted EBITDA

We define adjusted EBITDA as net income (loss) determined in accordance with GAAP, excluding, if applicable for the periods presented, the effects of stock-based compensation; depreciation; investigation costs; restructuring costs; settlement and related costs; other income, net; interest expense; loss on debt extinguishment; and income tax benefit (expense). In second-quarter 2020, we revised our definition of adjusted EBITDA to exclude litigation settlement costs for the class-action and derivative lawsuits, including related costs. In fourth-quarter 2021, we revised our definition of adjusted EBITDA to exclude the expense incurred in connection with the November 2021 induced conversion of our 2019 Notes. We have excluded these costs and expenses because we do not believe they reflect our core operations and us excluding them enables more consistent evaluation of our operating performance. Excluding settlement and related costs did not impact non-GAAP net income (loss) previously reported for prior periods preceding the revision.

Non-GAAP Net Income (Loss)

We define non-GAAP net income (loss) as net income (loss), excluding, if applicable for the periods presented, the effects of stock-based compensation; depreciation; investigation costs; restructuring costs; settlement and related costs; amortization of debt discount related to the equity component of our convertible notes; and prepayment penalty on debt extinguishment. In second-quarter 2020, we revised our definition of non-GAAP net income (loss) to exclude litigation settlement costs for the class-action and derivative lawsuits, including related costs. Excluding settlement and related costs did not impact non-GAAP net income (loss) previously reported for prior periods preceding the revision. In fourth-quarter 2021, we revised our definition of non-GAAP net income (loss) to exclude the expense incurred in connection with the November 2021 induced conversion of our 2019 Notes.

GAAP requires that certain convertible debt instruments that may be settled in cash on conversion be accounted for as separate liability and equity components in a manner that reflects our non-convertible debt borrowing rate. This accounting results in the debt component being treated as though it was issued at a discount, with the debt discount being amortized as additional non-cash interest expense over the debt instrument term using the effective interest method. As a result, we believe that excluding this non-cash interest expense attributable to the debt discount in calculating our non-GAAP net income (loss) is useful because this interest expense is not indicative of our ongoing operational performance.

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL MEASURES TO NON-GAAP FINANCIAL MEASURES

(in thousands, except percentages, unaudited)

	Three Months Ended		Year Ended
	December 31,		December 31,
	2021	2020	2021	2020
GAAP Gross margin	55.5%	47.8%	52.0%	46.9%
Adjustments:
Depreciation	1.6%	1.4%	1.2%	1.4%
Stock-based compensation	1.1%	1.2%	1.0%	0.7%
Non-GAAP Gross margin	58.2%	50.4%	54.2%	49.0%

GAAP Net loss	$(20,014)	$(15,717)	$(51,260)	$(51,923)
Adjustments:
Depreciation	1,431	1,102	4,602	4,504
Stock-based compensation	11,547	10,174	40,498	25,675
Other income, net	(4)	(66)	(25)	(650)
Interest expense	974	1,392	2,550	5,413
Income tax expense	23	5	153	89
Settlement and related costs	(460)	—	(460)	5,359
Restructuring costs	458	—	1,721	—
Induced conversion expense	11,333	—	11,333	—
Adjusted EBITDA	$5,288	$(3,110)	$9,112	$(11,533)

GAAP Net loss	$(20,014)	$(15,717)	$(51,260)	$(51,923)
Adjustments:
Depreciation	1,431	1,102	4,602	4,504
Stock-based compensation	11,547	10,174	40,498	25,675
Amortization of debt discount	—	929	—	3,566
Settlement and related costs	(460)	—	(460)	5,359
Restructuring costs	458	—	1,721	—
Induced conversion expense	11,333	—	11,333	—
Non-GAAP Net income (loss)	$4,295	$(3,512)	$6,434	$(12,819)
Non-GAAP Net income (loss) per share:
Basic	$0.17	$(0.15)	$0.27	$(0.56)
Diluted	$0.16	$(0.15)	$0.25	$(0.56)
GAAP and non-GAAP Weighted-average shares — basic	24,581	23,218	24,176	22,819

GAAP Weighted-average shares — diluted	24,581	23,218	24,176	22,819
Dilutive shares from stock plans	2,195	—	1,768	—
Non-GAAP Weighted-average shares — diluted	26,776	23,218	25,944	22,819

IMPINJ, INC.

RECONCILIATIONS OF GAAP FINANCIAL OUTLOOK TO NON-GAAP FINANCIAL OUTLOOK

(in thousands, except per share data, unaudited – calculated at the midpoint of the outlook range)

Three Months Ending
March 31,
2022
GAAP Net loss	$(13,845)
Adjustments:
Forecasted Depreciation	1,630
Forecasted Stock-based compensation	11,800
Forecasted Interest expense	1,260
Forecasted Other income, net	(50)
Forecasted Income tax expense	30
Adjusted EBITDA	$825

GAAP Net loss	$(13,845)
Adjustments:
Forecasted Depreciation	1,630
Forecasted Stock-based compensation	11,800
Non-GAAP Net loss	$(415)

GAAP Net loss per share — basic and diluted	$(0.55)
Non-GAAP Net loss per share — basic and diluted	$(0.02)

GAAP and Non-GAAP weighted-average shares — basic and diluted	25,000